BRIDGEWAY FUNDS, INC.

Small-Cap Momentum Fund (BRSMX)

Statement of Additional Information

Dated May 28, 2010 as amended August 18, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of the  Small- Cap Momentum Fund (the “Fund”), a series of Bridgeway Funds, Inc. (“Corporation”), dated May 28, 2010, as may be supplemented from time to time. A copy of the Prospectus may be obtained directly from Bridgeway Funds at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgeway.com.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 1 of 38

 HISTORY OF BRIDGEWAY FUNDS

The Corporation is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of the Corporation approved formally changing the Corporation’s name to Bridgeway Funds, Inc. on June 25, 2003. The Corporation is organized as an open-end, registered investment company which currently offers shares in 12 separate series, each with its own investment objective.  This SAI relates only to one the series of the Corporation – the Small-Cap Momentum Fund.  The Fund is a diversified fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide long-term total returns on capital, primarily through capital appreciation.

There can be no assurance that the Fund will achieve its investment objective. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Inc., the Fund’s investment adviser (“Bridgeway Capital Management” or the “Adviser”), in an actively managed Fund, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in “tax management” of the Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The management style of the Fund may it less tax-efficient than other funds managed by the Adviser.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks.  The Prospectus discuss the Fund’s principal investment strategies, investment techniques and risks.  Therefore, you should carefully review the Fund’s Prospectus.  This SAI contains information about non-principal investment strategies the Fund may use, as well as further information about certain principal strategies that are discussed in the Prospectus.

Stock Index Futures

The Fund may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the Fund was 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash.

Securities Lending

The Fund may lend its securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, the Fund can exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Fund’s investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.  If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices.  However, the Fund will make loans of its securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 2 of 38

Investment of Securities Lending Collateral

The cash collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics, including: bank obligations; commercial paper; repurchase agreements; and U.S. government securities.  These types of investments are described elsewhere in the SAI.  Collateral may also be invested in an unaffiliated money market mutual fund or institutional money market trust.

Registered Investment Companies

The Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”). The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the investment companies. Notwithstanding the limitations described above, the Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like stocks throughout the day, the Fund may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Under certain circumstances the Fund may invest more than 10% of its net assets in certain ETFs, subject to its investment objectives, policies and strategies as described in the Prospectus.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e. one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and funds pay only customary brokerage fees to buy and sell ETF shares.

Liquidity Risk

Liquidity risk exists when the Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Short-Term Market Risk

Table A below indicates that the short-term volatility of small-cap stocks has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). Investors typically think of investments that exhibit low short-term volatility as “safe” or “conservative” and investments that exhibit higher short-term volatility as “risky.” Because of high volatility, it would be unwise to invest any money in small-cap stocks which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in the Fund.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small stocks.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 3 of 38

The statistics below are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund.  The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur.  The source of this data (which is used here by permission) is the Center for Research in Securities Prices (“CRSP”) Cap-Based Portfolios and Ibbotson Associates Stocks, Bonds, Bills, and Inflation, 2010 Classic Yearbook.

Table A
Short-term Risk Characteristics of Various Asset Classes (1926-2009)

	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks	Small Stocks (1)
Average annual return	3.6%	5.41%	5.84%	9.81%	11.17%
Standard deviation	3.08%	9.58%	8.33%	20.50%	29.79%
Beta (U.S. large stocks)	NA	NA	NA	1.0	1.28
Worst calendar year (1926-2009)	NA	-14.9%	-8.1%	-43.3%	-49.3%
Worst calendar year (1940-2009)	NA	-14.9%	-8.1%	-37.0%	-37.0%
% of 1-year declines	0%	26.19%	20.24%	28.57%	35.71%
% of 3-year declines	0%	12.2%	9.76%	17.07%	18.29%
% of 5-year declines	0%	7.5%	3.75%	13.75%	13.75%

(1) CRSP Cap-based Portfolio 7 Index.

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear “safe” over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2009 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, and small stocks do better than large. However, past performance does not guarantee future results. The Adviser’s overall conclusion is that small stocks are not appropriate for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to tolerate the year-to-year volatility one will most likely experience over any 16-year period.

Table B
Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation (1926-2009)

	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks	Small Stocks
Worst 16-year period	-43.9%	-49.4%	-46.5%	-14.4%	-3.2%
% 16-year declines	29.0%	47.8%	36.2%	1.4%	1.4%

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 4 of 38

Redemption Risk

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser manages this risk in the following ways:

•	by imposing a redemption fee under certain circumstances,

•	by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•	by participating in the ReFlow program (described below), and short term borrowing,

•	by limiting exposure to any one security, and

•	by maintaining some very liquid stocks.

Asset Segregation and Cover

The Fund may engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, borrowing, loans of portfolio securities, short sales, selling financial futures contracts and certain types of options transactions. The use of derivatives also may give rise to leverage. To help address the leverage, the Fund will segregate or “earmark” a certain amount of liquid assets or otherwise engage in certain transactions that offset the exposure from these types of transactions.

U.S. Government Securities

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

The Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

Foreign Securities

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s  investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S. The term “foreign securities” would also include American Depository Receipts (“ADRs”) issued by companies that meet the preceding criteria. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

Illiquid Securities

Under current SEC guidelines, the Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. A fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 5 of 38

Cash Liquidity for Redemptions

The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, the Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management. Generally the Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Swaps - Total Return Swaps

The Fund may enter into total return swaps. This gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

Limited Liability Companies

The Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are comparable to common or preferred stock.

Interests in Publicly Traded Limited Partnerships

The Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.   For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended  (“Internal Revenue Code”)  and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 6 of 38

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.  Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is of comparable quality.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Repurchase agreements are considered by the staff of the SEC to be loans by the Fund.  Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price.  Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.  The Fund’s Adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Real Estate Investment Trusts

The Fund will not invest in real estate directly. The Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Quantitative Models

The Adviser uses a quantitative approach to manage the Fund and resists overriding the quantitative models with qualitative or subjective data. However, the Adviser may override a model’s pick and substitute another stock based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Adviser’s universe is currently significantly less than one half of one percent, and is thus seen by the Adviser as “de minimus”.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 7 of 38

Temporary Defensive Position

In the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  A Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.  The Fund’s turnover will likely be higher than 100% but no more than 500%, which is higher than most mutual funds.  A 500% turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year.  Consequently, the Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.

 INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities. As defined in the 1940 Act, this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

As indicated in the following list, the Fund may not:

1.	Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.	Make short sales of securities or maintain a short position if such sales or positions exceed 20% of the Fund’s total assets under management.

3.
Issue senior securities, except that the Fund may borrow, on a secured or unsecured basis from banks. The Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes.

4.
Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, the Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.
Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

6.
Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

7.	Make investments for the purpose of exercising control or management.

8.	Act as an underwriter of securities of other issuers.

9.
Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 8 of 38

10.
As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

The Fund may not:

11.
Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

12.
Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

13.	Purchase any warrants.

14.	Invest in oil, gas, or mineral-related programs, partnerships, or leases.

15.
Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that the Fund be closed to new investments from time to time to better control asset flows and levels.

MANAGEMENT OF BRIDGEWAY FUNDS

Directors and Officers

These are the Directors and Officers of the Corporation, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address 1 and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director During Past Five Years

Kirbyjon Caldwell Age 56	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Twelve	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, NRG Energy Inc., Amegy Bancshares Advisory Board.
Karen S. Gerstner Age 55	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present.	Twelve	None
Miles Douglas Harper, III* Age 47	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP.	Twelve	Calvert Social Investment Fund (8 Portfolios) Calvert Social Index Series, Inc. (1 Portfolio) Calvert Impact Fund 2 (4 Portfolios) Calvert World Values Fund (3 Portfolios) Founders Bank, SSB
Evan Harrel Age 48	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 – present.	Twelve	None

*	Independent Chairman

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 9 of 38

“Interested” Directors

Name, Address 1 and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director During Past Five Years

Michael D. Mulcahy 3 Age 46	President and Director	Term: 1 year Length: 2003 to present.	President, Bridgeway Funds, 6/05 – Present. Director and Staff Member, Bridgeway Capital Management 12/2002 – Present.	Twelve	None
John N. R. Montgomery 4 Age 54	Vice President and Director	Term: 1 year Length: 1993 to present.	Vice President, Bridgeway Funds, 6/05 – Present. President, Bridgeway Funds, 11/1993 – 6/05. President, Bridgeway Capital Management 7/1993-present.	Twelve	None

Officers

Richard P. Cancelmo Jr. Age 51	Vice President	Term: 1 year Length: 2004 to present.	Vice President, Bridgeway Funds, 11/2004 – Present. Staff Member, Bridgeway Capital Management, since 2000.	None
Linda G. Giuffré Age 48	Treasurer and Chief Compliance Officer	Term: 1 year Length: 2004 to present.	Staff member, Bridgeway Capital Management, Inc., Inc. 5/04 to present. Chief Compliance Officer, Bridgeway Capital Management 12/04 to present.	None
Deborah L. Hanna Age 44	Secretary	Term: 1 year Length: 2/16/2007 to present.	Self employed, accounting and related projects for various organizations, 2001 – present.	None

1	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

2
One of the Calvert Impact Fund portfolios, the Calvert Large-Cap Growth Fund, is sub-advised by Bridgeway Capital Management, the Adviser to the Fund. Bridgeway Capital Management is also the sub-adviser for the Calvert New Vision Small Cap Fund. Mr. Harper, however, does not serve as a director for the Calvert New Vision Small Cap Fund.

3	Michael Mulcahy is a director and officer of Bridgeway Capital Management and therefore an interested person of the Fund.

4	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management and therefore an interested person of the Fund.

Fund Leadership Structure

The overall management of the business and affairs of the Corporation is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of the Fund are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 10 of 38

The Board of Directors is composed of four Independent Directors and two Interested Directors.  Miles Harper, an Independent Director, is Chairman of the Board of Directors.  The Board believes that having a super majority of Independent Directors is in the best interests of the Corporation.  The overall management of the business and affairs of the Corporation is vested with the Board of Directors.  Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board.  Mr. Harper participates in setting Board meeting agenda items and leads the separate meetings of the Independent Directors held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed.  Mr. Harper also presides over the regular formal meetings of the Board of Directors.  The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Corporation given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Kirbyjon Caldwell, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Corporation’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation; (ii) oversee the Corporation’s financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Corporation’s independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Corporation’s shareholders. In addition, the Committee provides ongoing oversight of the Corporation’s independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2009.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Kirbyjon Caldwell, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Corporation and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met one time in fiscal year 2009.

Board Oversight of Corporation Risk

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Fund and the Corporation as a whole.  For instance, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Funds. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Directors, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters.  The CCO also communicates particularly significant compliance-related issues to the Board in between Board meetings.  The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.  The CCO also regularly discusses the relevant risk issues affecting the Corporation and its Funds during private meetings with the Independent Directors,  including concerning the Adviser, as applicable.

Experience of Directors

Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Corporation as of the date of this SAI and in light of the Corporation’s business and structure.  The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Corporation’s Board of Directors.  Further information about each Director is set forth in the table above describing the business activities of each Director during the past five years.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 11 of 38

Mr. Harper has been a Director of the Corporation and served as Chairman of the Board since 1994.  He has also served as Chair of the Audit Committee of the Board since the Committee’s inception.  In addition, Mr. Harper is a partner and CPA in the firm of Gainer, Donnelly & Desroches and has been, and currently serves as, an independent director of several funds in the Calvert Family of Mutual Funds.  Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of the Corporation since 1994.  She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Committee’s inception.  Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate.  Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Corporation and its Funds and have called upon her to exercise leadership and analytical skills.

Mr. Caldwell has been a Director of the Corporation since 2001.  He has been the Senior Pastor of Windsor Village United Methodist Church since 1982 and has previously served and continues to serve as a member of various public company boards.  His service on the Board since 2001 and years of service on other boards as well as his other professional experiences have provided Mr. Caldwell with considerable background in business, board operations, ministry and community development as well as knowledge of the operations and business of the Corporation and its Funds.

Mr. Harrel has been a Director of the Corporation since 2006.  Since 2004, Mr. Harrel has been Executive Director of Small Steps Nurturing Center, a non-profit organization.  Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his experience as a portfolio manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director since the Corporation’s inception in 1993.  He is the President of the Adviser, which he founded in 1993.  Mr. Montgomery is the investment management team leader for all of the Funds except for the Balanced Fund.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his experience as a portfolio manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Mulcahy has been a Director of the Corporation since 2003 and has also served as President of the Corporation since 2005.  Currently, his primary responsibilities are overall business strategy, business development/sales and administrative/operations of the Adviser.  Prior to his employment with the Adviser, Mr. Mulcahy was a Vice President at Hewlett-Packard and prior to that he was a consultant with McKinsey & Company, a global management consulting firm.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his previous and current experience have provided him with considerable background in business, board operations, business development, strategy and the operations of an investment adviser.

Ownership of Fund Shares by Directors

The Fund did not commence operations until the date of this SAI.  Therefore, none of the Directors currently has any investment in the Fund.  However, the Directors do own shares of other Bridgeway Funds as listed in the table below.

Ownership of Shares of Bridgeway Funds as of December 31, 2009
Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2009	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2009
Kirbyjon Caldwell		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	$50,001-$100,000
Ultra-Small Company	$50,001 - $100,000
Micro-Cap Limited	$10,001 - $50,000
Balanced	$10,001 - $50,000
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 12 of 38

Small-Cap Growth	$1 - $10,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	Over $100,000
Balanced Fund	Over $100,000
Miles Douglas Harper, III*		Over $100,000
Ultra-Small Company Fund	Over $100,000
Balanced Fund	$10,001 - $50,000
Evan Harrel		Over $100,000
Aggressive Investors 2	Over $100,000
Balanced Fund	$10,001-$50,000
John N.R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	$50,001-$100,000
Michael D. Mulcahy		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	$50,001-$100,000
Small-Cap Growth	$1 - $10,000
Small-Cap Value	$1 - $10,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	Over $100,000

*	Independent Chairman

Compensation

The Corporation pays an annual retainer of $14,000 and fees of $6,000 per Board meeting, Committee meeting or combination meeting, to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2009, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds 1	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Kirbyjon Caldwell	$32,000	$0	$0	$32,000
Karen Gerstner *	$39,000	$0	$0	$39,000

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 13 of 38

Miles Douglas Harper, III **	$40,500	$0	$0	$40,500
Evan Harrell	$38,000	$0	$0	$38,000
John N.R. Montgomery	$0	$0	$0	$0
Michael D. Mulcahy	$0	$0	$0	$0

1	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.

*	The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee.

**	Independent Chairman receives an additional $2,500 annual retainer fee.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. The Corporation also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

Our mission is to:

•	support charitable services,

•	nurture educational causes,

•	improve the quality of community life, and

•	oppose and alleviate the effects of genocide and oppression.

        Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others’ money, we strive to:

•	uphold the highest standards of integrity,

•	maintain a long-term risk-adjusted investment performance record in the top 5% of investment advisers,*

•	achieve a superior (efficient) cost structure, and

•	provide friendly, quality service.

Our greatest resource is people. Recognizing this, we strive to:

•	create a positive, fun, and challenging atmosphere,

•	provide fair compensation with performance,

•	give regular peer feedback,

•	invest generously in hiring and training, and

•	value the family.

*	Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 14 of 38

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. The quantitative investment methods used do not require a large research staff. Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering the Fund’s expense ratios as assets grow.

 PROXY VOTING POLICIES

The Corporation’s Board of Directors has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser. Please refer to Appendix A of this SAI for the Adviser’s Proxy Voting Policy.

The Corporation’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the SEC website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Bridgeway Funds’ Board of Directors has adopted, on behalf of the Corporation, a policy relating to the disclosure of portfolio holdings information. The policy relating to the disclosure of the Fund’s portfolio securities is designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Corporation that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

The Fund discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Fund currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Disclosure
Complete Portfolio Holdings	Quarterly	43 calendar days following the completion of each calendar quarter*

Top 10 Portfolio Holdings	Quarterly	7 calendar days after the end of each calendar quarter*

*	Unless this day falls on a weekend or market holiday, in which case it will be the following business day.

If the Fund’s portfolio holdings information is made available on its website, the scope of such information may change from time to time without notice. The Fund’s Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third party service providers, which include PFPC Trust Company, the custodian; BNY Mellon Investment Servicing (US) Inc., the administrator, accounting agent and transfer agent; BBD, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thompson Financial Corp., Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Russell Investment Group, Morningstar, Inc., RiskMetrics, A.S.A.P. Adviser Services, Headstrong Services, LLC and Lipper, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).”

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 15 of 38

The Fund may provide information regarding the Fund’s portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Fund may only receive portfolio holdings information that has otherwise been publicly disclosed. The Fund is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of the Fund’s entire portfolio will not be disclosed to members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

Exceptions to, or waivers of, the Fund’s policy on portfolio disclosures may only be made by the Fund’s Chief Compliance Officer and must be disclosed to the Fund’s Board of Directors at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Fund’s shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of the Fund in certain circumstances as described in its Prospectus under “How to Redeem Shares.” All of the Fund’s shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under the Corporation’s Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Corporation’s outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Corporation on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of the Corporation’s assets after all debts and expenses have been paid. Shares of the various series of the Corporation do not have cumulative voting rights for the election of Directors.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of the Fund will be shown in the future in this section of the SAI, including the total percentage ownership of all Officers and Directors in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management is a Texas corporation organized in July 1993 to act as investment adviser to all of the Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the Vice President of the Corporation and a portfolio manager on eleven of the twelve series which comprise the Corporation. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the portfolio managers and investment team members identified in the Fund’s Prospectus: (1) the dollar range of each person’s investments in the Fund; (2) a description of the person’s compensation structure; and (3) information regarding other accounts managed by such persons and potential conflicts of interest that might arise from the management of multiple accounts.

Subject to the supervision of the Board of Directors, investment advisory, management, and certain administration services are provided by Bridgeway Capital Management to the Fund pursuant to a Management Agreement approved by the Board on February 12, 2010.

The Management Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate the agreement on 90 days’ written notice to the Fund. The Management Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 16 of 38

Under the Management Agreement, the Adviser provides a continuous investment program for the Fund by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, operations, office space, equipment, and services. For services provided under the Management Agreement, the Adviser receives an advisory fee.  The Advisory Fee is payable monthly at an annual rate of 0.55% of the value of the Fund’s average daily net assets.

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the fiscal year ratio of 0.90%.  The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year. The Corporation, on behalf of the Fund, agrees to repay the Adviser any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years following the time at which the Adviser waived fees or assumed expenses for the Fund under this agreement, and (2) can be repaid without causing the total annual fund operating expenses of the Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

The Fund had not commenced operations until the date of this SAI, and thus has not paid any investment advisory fees to the Adviser yet.

 SERVICE AGREEMENTS

Administrative Services Agreement

The Adviser has entered into an Administrative Services Agreement with the Corporation pursuant to which the Adviser provides various administrative services to the Corporation including, but not limited to: (i) supervising and managing various aspects of the Corporation’s business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Corporation’s registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Corporation, the Adviser is paid an aggregate annual fee of $535,000 (the “Fee”).   The Fee is payable in equal monthly installments and is charged to each series of the Corporation on a pro rata basis based on the average daily net assets of each series. The Fund did not commence operations until the date of this SAI, and thus has not paid any fees related to this agreement.  The Administrative Services Agreement provides that it will continue in effect until terminated by either the Corporation or the Adviser on 60 days’ written notice.

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Administrative Services Agreement on the part of the Adviser, the Adviser is not subject to liability to the Corporation, any specific series of the Corporation or to any shareholder for any act or omission in the course of, or connected with, rendering services under the Administrative Services Agreement.

Other Service Providers

Fund Administration, Transfer Agency and Fund Accounting Services. Effective February 20, 2010, Bridgeway Funds entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, whereby BNY Mellon provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. In addition, BNY Mellon acts as transfer agent for the Funds. For fund accounting and administration services, Bridgeway Funds pays to BNY Mellon administration fees with respect to each Fund, computed daily and paid monthly, at annual rates some of which are based on fixed rates per Fund and some of which are based on the average daily net assets of each Fund. In addition, BNY Mellon receives fees for providing transfer agency services to the Funds.

For the period January 27, 2007 to March 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”) provided administrative and accounting services to the Funds for which Bridgeway Funds paid to Citi a fee of $3,281.25 per month per Fund, with surcharges of: (i) $250 per month per additional Class above one in each Fund; (ii) $500 per month for international Funds; and (iii) $750 per month for fair valuation services.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is custodian of all securities and cash of the Fund. Under the terms of the Custody Agreement, PFPC Trust Company maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 17 of 38

Independent Registered Public Accounting Firm. The Corporation’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Board of Directors has selected BBD, LLP, 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm to audit the Fund’s financial statements.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 acts as legal counsel to the Corporation, the Fund and Adviser.

DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed primarily through mutual fund marketplaces. You may also purchase shares directly from the Fund. The Corporation has entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), dated as of March 31, 2009.  Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for the distribution of shares of the Fund. The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

The Fund also has authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Orders placed by customers of such brokers, or such broker’s authorized designee, will be priced at the Fund’s net asset value next computed after they are received by the customer’s authorized broker, or such broker’s authorized designee, and accepted by the Fund. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, which may include employees of the Adviser serving as registered representatives of the Distributor to facilitate distribution of Fund shares.

Rule 12b-1 Plan

On October 15, 1996, the Corporation’s shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each series’ average daily assets for sales and distribution of shares of each of the series comprising Bridgeway Funds, Inc. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. Shareholders of Class N shares therefore pay no 12b-1 fees.

On October 1, 2003, the Corporation’s shareholders approved modification of the 12b-1 plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund Shares subject to this 12b-1 fee.

The 12b-1 Plan was approved with respect to the Fund by the Corporation’s Board of Directors on February 12, 2010 and by its sole initial shareholder prior to launch of the Fund.

Currently, none of the Bridgeway Funds has a class of shares where shareholders pay a 12b-1 fee.

12b-1 Fees

If there were any 12b-1 fees paid, they would pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Fund shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (‘broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Fund. Subject to the investment objectives established for the Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.” In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker. Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker). In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to: (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 18 of 38

The Adviser does not consider a broker’s sales of shares of the Fund when determining whether to select such broker to execute portfolio transactions for the Fund. The Adviser does not receive any compensation from brokers. The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

The Fund did not commence operations until the date of this SAI, and thus there were no brokerage commissions paid by the Fund.

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of the Fund’s objective as determined by the Adviser.

It is expected that short-term money market securities would normally represent less than 10% of the Fund’s total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

ALLOCATION OF INVESTMENT DECISIONS AND TRADES TO CLIENTS

In addition to serving as the investment adviser for the Fund, Bridgeway Capital Management serves as investment adviser for other clients such as individuals, companies, trusts, foundations and other mutual funds. In order to ensure that each of its advisory clients (including the Fund) are treated fairly with regard to the allocation of investment opportunities, purchase or sale prices for securities bought or sold and transaction costs, the Adviser follows procedures set forth in its Investment and Trade Allocation Policy (“Allocation Policy”). If limited liquidity or availability of a security precludes all relevant client accounts from receiving a desired allocation of shares, shares are fairly allocated to client accounts according to the Allocation Policy. Nevertheless, client accounts (including the Fund) will sometimes receive differing proportions of a stock due to differences such as available cash levels, cash flow needs, tax status, current portfolio composition or investment strategy.

All non-fund investment advisory client accounts managed by the Adviser in an investment strategy similar to the Fund receive the same priority as the Fund. For purposes of investment allocations, clients of a given investment strategy are treated with the same priority as the Fund of that strategy.

The Adviser’s Allocation Policy is intended to ensure that trades are allocated fairly and equitably among client accounts over time. Specifically, in order to provide for the fair treatment of all clients, while recognizing the need for flexibility, the Adviser will strive to allocate trades among clients in a fair, equitable, and efficient manner over time taking into consideration the characteristics and needs of the client accounts, account investment strategy and existing market conditions. The Adviser considers specific factors, especially and including (i) each client’s investment objectives; (ii) proprietary investment model(s) results; (iii) the degree to which the account is actively or passively managed; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) the client’s borrowing ability; and (vii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 19 of 38

NET ASSET VALUE

The net asset value (“NAV”) of Fund shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.

The Fund’s securities, including options, that are traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale on the principal exchange on which they are traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e., T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. The administrator will not re-price the Fund based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

In determining NAV, the Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. Nonetheless, if there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for there being no closing price. The Adviser will contact at least one Board member with pricing proposals as soon as possible if the value of the security is more than 1.5% of the Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in the Fund, at least one Board member will be contacted for fair value pricing if the total of all trading halts is more than 1.5% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any two members or back-up members of the pricing team may price the security. The valuation assigned to a fair valued security for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, the  Fund shall have the option of redeeming the excess in cash or in kind, whereby a shareholder will receive securities, saving transaction costs relative to buying the securities on the open market. Redemption requests may be paid in kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of the Fund. By redeeming in kind, the Fund will save the transaction costs associated with selling quickly, improve cash flow and potential interest and may improve tax efficiency.  In addition, shareholders may request to redeem securities in kind for redemption requests above or below $250,000 or 1% of net assets of the Fund during any 90 day period. Such redemption in kind requests are subject to approval by the Fund’s Treasurer or her designee.  If the redemption in kind is denied, the redemption will be made in cash.  Any redemption in kind will be effected at approximately the shareholder’s proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. Any shareholder request for a redemption in kind, including a denial of a request, will be reported to the Fund’s Board, usually at the same meeting in which quarterly transactions are reviewed. Share redemptions which are requested and made “in kind” will have the 2% redemption fee waived; typically, these would be for larger redemptions of at least $100,000.

TAXATION

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 20 of 38

This “Taxation” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

(iii) Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to both eliminate federal income and excise tax as well as to satisfy the Distribution Requirement. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 21 of 38

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. government securities.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.

Capital loss carryovers.  The Fund will offset its capital gains with any available capital losses without being required to pay taxes on or distribute such gains that are offset by the losses. Capital losses of the Fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year, subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers that expire unused, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Post-October losses.  The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.  The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  The Fund may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 22 of 38

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified dividend income for individuals”.  It is anticipated that a portion of the Fund’s dividends will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individual and other non-corporate taxpayers as discussed below.

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs  (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 23 of 38

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. However, the AMT on capital gain distributions and qualified dividend income paid by the Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 24 of 38

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Emergency Economic Stabilization Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Additional Information on Portfolio Instruments, Strategies, Risks and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses. As a result, the taxable income of the fund may exceed or be less than its book income. The amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 25 of 38

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 26 of 38

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion Income)” and “Foreign Shareholders — U.S. withholding tax at the source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund is generally treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 27 of 38

Securities lending.  While securities are loaned out by a fund, the fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 28 of 38

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 29 of 38

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. As of the date of this Statement of Additional Information, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010.  On and after the date the U.S. estate tax is reinstated, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

U.S. Tax Refund. Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

Total Return

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 30 of 38

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:
P (1 + T) n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV (D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV (d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV (DR)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV (dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron’s.

GENERAL INFORMATION

The Corporation is authorized to issue 2,000,000,000 shares of common stock, $.001 par value (the “Common Stock”). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Corporation’s outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. The Corporation has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding shares of the Corporation. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of the Corporation’s outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 31 of 38

FINANCIAL STATEMENTS

A copy of the Fund’s annual report, including the report of BBD, LLP,, the Fund’s independent registered public accounting firm, may be obtained without charge upon written request by writing the Fund, or by calling 800-661-3550.  As the Fund is new, the first annual report will be available on or about August 29, 2010.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 32 of 38

APPENDIX A – PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

Revised October 22, 2009

I.	Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM” or “Adviser”). BCM has engaged RiskMetrics, a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the RiskMetrics Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the RiskMetrics Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM has instructed RISKMETRICS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. Likewise, BCM has instructed RiskMetrics to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the RiskMetrics U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed RiskMetrics to vote in accordance with the Standard Guidelines. BCM’s Chief Compliance Officer (“CCO”) maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but RISKMETRICS has done research to address the issue, RiskMetrics will vote proxies in the best interest of BCM’s clients.

BCM has instructed RISKMETRICS to vote as described above unless the following conditions apply:

1.
BCM’s Investment Management Team has decided to override the RiskMetrics vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the RiskMetrics recommendation. Such decision will be documented by BCM and communicated to RiskMetrics; or

2.
RiskMetrics does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through its Investment Management Team, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to RiskMetrics.

BCM’s Compliance Committee is responsible for reviewing the Proxy Voting Policy on a regular basis. Questions regarding this policy should be directed to the CCO.

II.	Record Retention Requirements

RISKMETRICS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;

B.	Records of proxy votes cast on behalf of each client for a period of five years.

 BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client,

B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,

C.	Historical records of votes cast on behalf of each client, and

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 33 of 38

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

III.	Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section I. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on RISKMETRICS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the Investment Management Team member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with the Investment Management Team will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, RiskMetrics monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to RiskMetrics’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether RiskMetrics’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

IV.	Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Management Team is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

V.	Disclosure

A.
The Adviser will disclose in its Form ADV Part II that clients may contact the Adviser via telephone at 1-800-661-3550 in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of this policy. If a client requests this information, BCM staff member, Letty Wanzong, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the Adviser’s Form ADV Part II, and will be updated whenever this policy is updated.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 34 of 38

APPENDIX B – PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers and investment management team members identified in the Fund’s Prospectus: (1) the dollar range of their investments in the Fund; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUNDS
(As of December 31, 2009)

The Fund did not commence operations until the date of this SAI, thus no members of the Fund’s investment management team have invested in the Fund.  However, the Fund’s investment management team has investments in other series of the Bridgeway Funds.

The table below provides the dollar range of investments in each other series of the Bridgeway Funds directly or indirectly owned by John Montgomery, the lead portfolio manager for all of the Bridgeway Funds except for Balanced Fund.

Fund	Investments Held Individually or Jointly with Spouse (1)	Bridgeway Capital Management’s Ownership of Fund Shares (2)	Total
Aggressive Investors 1 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Aggressive Investors 2 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Market Fund	$10,001-$50,000	$50,001 -$100,000	$50,001 -$100,000
Micro-Cap Limited Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Small-Cap Growth Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Small-Cap Value Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Large-Cap Growth Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Large-Cap Value Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Blue Chip 35 Index Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Balanced Fund	$50,001 - $100,000	Over $1,000,000	Over $1,000,000

1
This column reflects investments in a Fund’s shares owned directly by the lead portfolio manager or beneficially owned by the lead portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). The lead portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2
Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a) (2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns 66% of the outstanding shares of the Adviser.

The table below provides the dollar range of investments in each Fund owned by, Elena Khoziaeva, Rasool Shaik and Michael Whipple, each of whom is a member of the investment management team that has joint and primary responsibility for the day-to-day management of the Fund.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 35 of 38

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund (1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$10,001-$50,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$10,001 - $50,000
AGGRESSIVE INVESTORS 2 FUND
Elena Khoziaeva	$50,001-$100,000
Rasool Shaik	$1-$10,000
Michael Whipple	$1-$10,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1-$10,000
Rasool Shaik	$1-$10,000
Michael Whipple	$10,001 - $50,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	$1-10,000
Rasool Shaik	None
Michael Whipple	$1-$10,000
MICRO-CAP LIMITED FUND
Elena Khoziaeva	$1-10,000
Rasool Shaik	None
Michael Whipple	$10,001-$50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	$1-$10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1-$10,000
LARGE-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
LARGE-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
BLUE CHIP 35 INDEX FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	None

1
This column reflects investments in a Fund’s shares owned directly by the investment management team member, or beneficially owned by investment management team member (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). An investment management team member is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2
Ms. Khoziaeva, Mr. Shaik and Mr. Whipple participate in ownership of the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Bridgeway Funds. As of December 31, 2009, the Adviser owned shares of the then existing eleven Bridgeway Funds. These indirect amounts are not reflected in the table above.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 36 of 38

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance against metrics such as integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Adviser relative to peer companies. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an “S” Corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under subchapter S of the Internal revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain Bridgeway Funds (but not the Fund) have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in the Adviser. With the exception of John Montgomery, investment management team members (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of its lead portfolio manager: John Montgomery. Annual compensation for each of the three calendar years ended December 31, 2009 includes a salary plus a SEP/IRA/401(k) contribution.  John Montgomery’s cash compensation component was $602,818, $617,550 and $615,335 for 2007, 2008 and 2009, respectively.  The SEP/IRA/401(k) contribution for John Montgomery was $10,000 in 2007, $11,500 in 2008 and $12,250 in 2009.  These figures are based on the Adviser’s unaudited financial records and individual W-2 forms.

As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

OTHER MANAGED ACCOUNTS
(As of December 31, 2009)

The Adviser’s portfolio managers and Investment Management Team use proprietary quantitative investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding other accounts (excluding the Fund(s)) for which each portfolio manager and Investment Management Team has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 37 of 38

The information below is provided for John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple.

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	9	$1,264,340,080	1	$820,764,285
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	33	$244,257,309	30	$236,256,794

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager or Investment Management Team member has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager or Investment Management Team member who manages multiple funds and/or other accounts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager or Investment Management Team member devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager or Investment Management Team member may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of quantitative models, which drive stock picking decisions of its actively managed funds.

•
If a portfolio manager or Investment Management Team member identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•
At times, a portfolio manager or Investment Management Team member may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager or Investment Management Team member may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•
With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•
With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•
The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager or Investment Management Team member has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 38 of 38